                                                                   EXHIBIT 99.16



                       EV MARATHON ARIZONA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                        Interest Income Earned:                       $  645,693
Plus                    Dividend Income Earned:
                                                                      ----------
Equal                   Gross Income:                                 $  645,693

Minus                   Expenses:                                     $  163,449
                                                                      ----------
Equal                   Net Investment Income:                        $  482,244

Divided by              Average daily number of shares
                        outstanding that were entitled
                        to receive dividends:                         12,074,008
                                                                      ----------
Equal                   Net Investment Income Earned Per Share:       $   0.0399

                        Net Asset Value Per Share 7/31/96:            $    10.68

                        30 Day Yield*:                                     4.54%

Divided by              One minus the Tax Rate of 31%:                      0.69
                                                                      ----------
Equal                   Tax Equivalent Yield**:                            6.58%

                        Divided by one minus a tax rate of 34.59%:        0.6541
                                                                      ----------
Equal                   Tax Equivalent Yield***:                           6.94%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0399/$10.68)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

INVESTMENT PERFORMANCE -- EV MARATHON ARIZONA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 25, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $1,437.06      $1,427.06      43.71%      7.49%         42.71%      7.34%

5 YEARS ENDED
07/31/96          07/31/91      $1,424.28      $1,404.28      42.43%      7.33%         40.43%      7.03%

1 YEAR ENDED
07/31/96          07/31/95      $1,061.69      $1,011.69       6.17%      6.17%          1.17%      1.17%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                      EV MARATHON COLORADO MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                       Interest Income Earned:                         $ 222,378
Plus                   Dividend Income Earned:
                                                                       ---------
Equal                  Gross Income:                                   $ 222,378

Minus                  Expenses:                                       $  52,334
                                                                       ---------
Equal                  Net Investment Income:                          $ 170,044

Divided by             Average daily number of shares
                       outstanding that were entitled
                       to receive dividends:                           4,239,329
                                                                       ---------
Equal                  Net Investment Income Earned Per Share:         $  0.0401

                       Net Asset Value Per Share 7/31/96:              $   10.17

                       30 Day Yield*:                                      4.79%

Divided by             One minus the Tax Rate of 31%:                       0.69
                                                                       ---------
Equal                  Tax Equivalent Yield**:                            6.94%

                       Divided by one minus a tax rate of 34.45%:         0.6555
                                                                       ---------
Equal                  Tax Equivalent Yield***:                            7.31%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0401/$10.17)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Coloraado tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV MARATHON COLORADO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $1,247.97      $1,217.97      24.80%      5.80%         21.80%      5.14%

1 YEAR ENDED
07/31/96          07/31/95      $1,064.65      $1,014.65       6.46%      6.46%          1.46%      1.46%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                     EV MARATHON CONNECTICUT MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                      Interest Income Earned:                         $  912,782
Plus                  Dividend Income Earned:
                                                                      ----------
Equal                 Gross Income:                                   $  912,782

Minus                 Expenses:                                       $  236,620
                                                                      ----------
Equal                 Net Investment Income:                          $  676,162

Divided by            Average daily number of shares
                      outstanding that were entitled
                      to receive dividends:                           18,022,857
                                                                      ----------
Equal                 Net Investment Income Earned Per Share:         $   0.0375

                      Net Asset Value Per Share 7/31/96:              $    10.12

                      30 Day Yield*:                                       4.50%

Divided by            One minus the Tax Rate of 31%:                        0.69
                                                                      ----------
Equal                 Tax Equivalent Yield **:                             6.52%

                      Divided by one minus a tax rate of 34.11%:          0.6589
                                                                      ----------
Equal                 Tax Equivalent Yield***:                             6.83%




 *   Yield is calculated on a bond equivalent rate as follows:
                            6
     2[(($0.038/$0.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,264.73      $1,244.73      26.47%      5.68%         24.47%      5.29%

1 YEAR ENDED
07/31/96          07/31/95      $1,063.04      $1,013.04       6.30%      6.30%          1.30%      1.30%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P ) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                      EV MARATHON MICHIGAN MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                      Interest Income Earned:                         $  846,149
Plus                  Dividend Income Earned:
                                                                      ----------
Equal                 Gross Income:                                   $  846,149

Minus                 Expenses:                                       $  221,697
                                                                      ----------
Equal                 Net Investment Income:                          $  624,452

Divided by            Average daily number of shares
                      outstanding that were entitled
                      to receive dividends:                           16,590,021
                                                                      ----------
Equal                 Net Investment Income Earned Per Share:         $   0.0376

                      Net Asset Value Per Share 7/31/96:              $    10.42

                      30 Day Yield*:                                       4.38%

Divided by            One minus the Tax Rate of 31%:                        0.69
                                                                      ----------
Equal                 Tax Equivalent Yield**:                              6.35%

                      Divided by one minus a tax rate of 35.93%:          0.6407
                                                                      ----------
Equal                 Tax Equivalent Yield***:                             6.84%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0376/$10.42)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $1,403.81      $1,393.81      40.38%      6.62%         39.38%      6.48%

5 YEARS ENDED
07/31/96          07/31/91      $1,377.63      $1,357.63      37.76%      6.62%         35.76%      6.31%

1 YEAR ENDED
07/31/96          07/31/95      $1,065.04      $1,015.04       6.50%      6.50%          1.50%      1.50%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                      EV MARATHON MINNESOTA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                       Interest Income Earned:                         $ 392,947
Plus                   Dividend Income Earned:
                                                                       ---------
Equal                  Gross Income:                                   $ 392,947

Minus                  Expenses:                                       $  96,774
                                                                       ---------
Equal                  Net Investment Income:                          $ 296,173

Divided by             Average daily number of shares
                       outstanding that were entitled
                       to receive dividends:                           7,400,559
                                                                       ---------
Equal                  Net Investment Income Earned Per Share:         $  0.0400

                       Net Asset Value Per Share 7/31/96:              $   10.07

                       30 Day Yield*:                                      4.81%

Divided by             One minus the Tax Rate of 31%:                       0.69
                                                                       ---------
Equal                  Tax Equivalent Yield**:                             6.97%

                       Divided by one minus a tax rate of 36.87%:         0.6313
                                                                       ---------
Equal                  Tax Equivalent Yield***:                            7.62%




 *   Yield is calculated on a bond equivalent rate as follows:
                              6
     2[(($0.0400/$10.07)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

INVESTMENT PERFORMANCE -- EV MARATHON MINNESOTA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 29, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/29/91      $1,321.11      $1,311.11      32.11%      5.72%         31.11%      5.56%

5 YEARS ENDED
07/31/96          07/31/91      $1,326.38      $1,306.38      32.64%      5.81%         30.64%      5.49%

1 YEAR ENDED
07/31/96          07/31/95      $1,060.04      $1,010.04       6.00%      6.00%          1.00%      1.00%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = ( ERV/P) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                     EV MARATHON NEW JERSEY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                      Interest Income Earned:                         $1,964,490
Plus                  Dividend Income Earned:
                                                                      ----------
Equal                 Gross Income:                                   $1,964,490

Minus                 Expenses:                                       $  482,181
                                                                      ----------
Equal                 Net Investment Income:                          $1,482,309

Divided by            Average daily number of shares
                      outstanding that were entitled
                      to receive dividends:                           36,405,980
                                                                      ----------
Equal                 Net Investment Income Earned Per Share:         $   0.0407

                      Net Asset Value Per Share 7/31/96:              $    10.44

                      30 Day Yield*:                                       4.73%

Divided by            One minus the Tax Rate of 31%:                        0.69
                                                                      ----------
Equal                 Tax Equivalent Yield**:                              6.86%

                      Divided by one minus a tax rate of 35.40%:          0.6460
                                                                      ----------
Equal                 Tax Equivalent Yield***:                             7.32%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0407/$10.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,438.31      $1,428.31      43.83%      6.76%         42.83%      6.62%

5 YEARS ENDED
07/31/96          07/31/91      $1,362.89      $1,342.89      36.29%      6.39%         34.29%      6.07%

1 YEAR ENDED
07/31/96          07/31/95      $1,057.43      $1,007.43       5.74%      5.74%          0.74%      0.74%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                    EV MARATHON PENNSYLVANIA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                      Interest Income Earned:                         $2,371,612
Plus                  Dividend Income Earned:
                                                                      ----------
Equal                 Gross Income:                                   $2,371,612

Minus                 Expenses:                                       $  564,274
                                                                      ----------
Equal                 Net Investment Income:                          $1,807,338

Divided by            Average daily number of shares
                      outstanding that were entitled
                      to receive dividends:                           42,648,013
                                                                      ----------
Equal                 Net Investment Income Earned Per Share:         $   0.0424

                      Net Asset Value Per Share 7/31/96:              $    10.43

                      30 Day Yield*:                                       4.94%

Divided by            One minus the Tax Rate of 31%:                        0.69
                                                                      ----------
Equal                 Tax Equivalent Yield**:                             7.16%

                      Divided by one minus a tax rate of 38.52%:          0.6148
                                                                      ----------
Equal                 Tax Equivalent Yield***:                             8.04%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0424/$10.43)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.52%

INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $1,437.13      $1,427.13      43.71%      6.74%         42.71%      6.61%

5 YEARS ENDED
07/31/96          07/31/91      $1,365.06      $1,345.06      36.51%      6.42%         34.51%      6.11%

1 YEAR ENDED
07/31/96          07/31/95      $1,060.76      $1,010.76       6.08%      6.08%          1.08%      1.08%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T =  (ERV/P) - 1

            where        T         =  cumulative total return including the CDSC
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                        EV MARATHON TEXAS MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                       Interest Income Earned:                         $ 124,500
Plus                   Dividend Income Earned:
                                                                       ---------
Equal                  Gross Income:                                   $ 124,500

Minus                  Expenses:                                       $  29,136
                                                                       ---------
Equal                  Net Investment Income:                          $  95,364

Divided by             Average daily number of shares
                       outstanding that were entitled
                       to receive dividends:                           2,312,027
                                                                       ---------
Equal                  Net Investment Income Earned Per Share:         $  0.0412

                       Net Asset Value Per Share 7/31/96:              $   10.44

                       30 Day Yield*:                                      4.81%

Divided by             One minus the Tax Rate of 31%:                       0.69
                                                                       ---------
Equal                  Tax Equivalent Yield**:                            6.97%

                       Divided by one minus a tax rate of 31.00%:         0.6900
                                                                       ---------
Equal                  Tax Equivalent Yield***:                            6.97%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0412/$10.44)+1)-1]

 **  Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV MARATHON TEXAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 24, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.



                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 07/31/96    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $1,325.72      $1,305.72      32.57%      6.68%         30.57%      6.31%

1 YEAR ENDED
07/31/96          07/31/95      $1,065.96      $1,015.96       6.60%      6.60%          1.60%      1.60%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC*


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC**
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                                                                      EXHIBIT 16



                     EV TRADITIONAL ARIZONA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $ 8,617
Plus                     Dividend Income Earned:
                                                                         -------
Equal                    Gross Income:                                   $ 8,617

Minus                    Expenses:                                       $ 1,094
                                                                         -------
Equal                    Net Investment Income:                          $ 7,523

Divided by               Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           181,879
                                                                         -------
Equal                    Net Investment Income Earned Per Share:         $0.0414

                         Net Asset Value Per Share 7/31/96:              $  9.98

                         30 Day Yield*:                                    5.04%

Divided by               One minus the Tax Rate of 31%:                     0.69
                                                                         -------
Equal                    Tax Equivalent Yield**:                          7.30%

                         Divided by one minus a tax rate of 34.59%:       0.6541
                                                                         -------
Equal                    Tax Equivalent Yield***:                          7.71%




 *   Yield is calculated on a bond equivalent rate as follows:
                            6
     2[(($0.0414/$9.98)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

INVESTMENT PERFORMANCE -- EV TRADITIONAL ARIZONA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 25, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              07/25/91      $962.57        $1,371.84      42.52%      7.31%         37.18%      6.50%

5 YEARS ENDED
07/31/96          07/31/91      $962.87        $1,360.04      41.25%      7.15%         36.00%      6.34%

1 YEAR ENDED
07/31/96          07/31/95      $962.55        $1,022.72       6.25%      6.25%          2.27%      2.27%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



                     EV TRADITIONAL COLORADO MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $11,860
Plus                     Dividend Income Earned:
                                                                         -------
Equal                    Gross Income:                                   $11,860

Minus                    Expenses:                                       $ 1,521
                                                                         -------
Equal                    Net Investment Income:                          $10,339

Divided by               Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           247,611
                                                                         -------
Equal                    Net Investment Income Earned Per Share:         $0.0418

                         Net Asset Value Per Share 7/31/96:              $  9.74

                         30 Day Yield*:                                    5.22%

Divided by               One minus the Tax Rate of 31%:                     0.69
                                                                         -------
Equal                    Tax Equivalent Yield**:                          7.57%

                         Divided by one minus a tax rate of 34.45%:       0.6555
                                                                         -------
Equal                    Tax Equivalent Yield***:                          7.96%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0418/$9.74)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Colorado tax rate of 34.45%

INVESTMENT PERFORMANCE -- EV TRADITIONAL COLORADO MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              08/25/92      $962.18        $1,208.07      25.55%      5.96%         20.81%      4.93%

1 YEAR ENDED
07/31/96          07/31/95      $962.46        $1,028.86       6.90%      6.90%          2.89%      2.89%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



                   EV TRADITIONAL CONNECTICUT MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $ 9,817
Plus                     Dividend Income Earned:
                                                                         -------
Equal                    Gross Income:                                   $ 9,817

Minus                    Expenses:                                       $ 1,001
                                                                         -------
Equal                    Net Investment Income:                          $ 8,816

Divided by               Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           194,912
                                                                         -------
Equal                    Net Investment Income Earned Per Share:         $0.0452

                         Net Asset Value Per Share 7/31/96:              $ 10.60

                         30 Day Yield*:                                    5.16%

Divided by               One minus the Tax Rate of 31%:                     0.69
                                                                         -------
Equal                    Tax Equivalent Yield**:                          7.48%

                         Divided by one minus a tax rate of 34.11%:       0.6589
                                                                         -------
Equal                    Tax Equivalent Yield***:                          7.83%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0444/$10.6)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

INVESTMENT PERFORMANCE -- EV TRADITIONAL CONNECTICUT MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $962.76        $1,240.45      28.84%      6.14%         24.04%      5.20%

1 YEAR ENDED
07/31/96          07/31/95      $962.79        $1,028.94       6.87%      6.87%          2.89%      2.89%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



                     EV TRADITIONAL MICHIGAN MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                      Interest Income Earned:                            $ 7,998
Plus                  Dividend Income Earned:
                                                                         -------
Equal                 Gross Income:                                      $ 7,998

Minus                 Expenses:                                          $ 1,109
                                                                         -------
Equal                 Net Investment Income:                             $ 6,889

Divided by            Average daily number of shares
                      outstanding that were entitled
                      to receive dividends:                              176,331
                                                                         -------
Equal                 Net Investment Income Earned Per Share:            $0.0391

                      Net Asset Value Per Share 7/31/96:                 $  9.78

                      30 Day Yield*:                                       4.85%

Divided by            One minus the Tax Rate of 31%:                        0.69
                                                                         -------
Equal                 Tax Equivalent Yield**:                              7.03%

                      Divided by one minus a tax rate of 35.93%:          0.6407
                                                                         -------
Equal                 Tax Equivalent Yield***:                             7.57%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0391/$9.78)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 35.93%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MICHIGAN MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 19, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              04/19/91      $962.02        $1,342.17      39.52%      6.50%         34.22%      5.72%

5 YEARS ENDED
07/31/96          07/31/91      $962.86        $1,318.36      36.91%      6.48%         31.84%      5.68%

1 YEAR ENDED
07/31/96          07/31/95      $962.58        $1,027.71       6.76%      6.76%          2.77%      2.77%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



                    EV TRADITIONAL MINNESOTA MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $ 8,606
Plus                     Dividend Income Earned:
                                                                         -------
Equal                    Gross Income:                                   $ 8,606

Minus                    Expenses:                                       $ 1,116
                                                                         -------
Equal                    Net Investment Income:                          $ 7,490

Divided by               Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           178,348
                                                                         -------
Equal                    Net Investment Income Earned Per Share:         $0.0420

                         Net Asset Value Per Share 7/31/96:              $  9.77

                         30 Day Yield*:                                    5.20%

Divided by               One minus the Tax Rate of 31%:                     0.69
                                                                         -------
Equal                    Tax Equivalent Yield **:                          7.53%

                         Divided by one minus a tax rate of 36.87%:       0.6313
                                                                         -------
Equal                    Tax Equivalent Yield***:                          8.24%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0415/$9.77)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Minnesota tax rate of 36.87%

INVESTMENT PERFORMANCE -- EV TRADITIONAL MINNESOTA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 29, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED

LIFE OF
FUND              07/29/91      $962.55        $1,292.58      34.29%      6.06%         29.26%      5.26%

5 YEARS ENDED
07/31/96          07/31/91      $962.74        $1,298.00      34.82%      6.16%         29.80%      5.36%

1 YEAR ENDED
07/31/96          07/31/95      $962.74        $1,024.46      6.41%       6.41%         2.45%       2.45%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000 **
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000 ***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16


                    EV TRADITIONAL NEW JERSEY MUNICIPALS FUND
                  30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $17,530
 Plus                    Dividend Income Earned:
                                                                         -------
 Equal                   Gross Income:                                   $17,530

 Minus                   Expenses:                                       $ 1,826
                                                                         -------
 Equal                   Net Investment Income:                          $15,704

 Divided by              Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           340,724
                                                                         -------
 Equal                   Net Investment Income Earned Per Share:         $0.0461

                         Net Asset Value Per Share 7/31/96:              $ 10.44

                         30 Day Yield*:                                    5.37%

 Divided by              One minus the Tax Rate of 31%:                     0.69
                                                                         -------
 Equal                   Tax Equivalent Yield**:                          7.78%

                         Divided by one minus a tax rate of 35.40%:       0.6460
                                                                         -------
 Equal                   Tax Equivalent Yield***:                          8.31%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0461/$10.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.40%

INVESTMENT PERFORMANCE -- EV TRADITIONAL NEW JERSEY MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $962.06        $1,420.87      47.70%      7.27%         42.09%      6.52%

5 YEARS ENDED
07/31/96          07/31/91      $962.79        $1,347.47      39.95%      6.95%         34.75%      6.15%

1 YEAR ENDED
07/31/96          07/31/95      $962.39        $1,026.95       6.71%      6.71%         2.70%      2.70%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



          EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $15,459
 Plus                    Dividend Income Earned:
                                                                         -------
 Equal                   Gross Income:                                   $15,459

 Minus                   Expenses:                                       $ 1,372
                                                                         -------
 Equal                   Net Investment Income:                          $14,087

 Divided by              Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                           288,219
                                                                         -------
 Equal                   Net Investment Income Earned Per Share:         $0.0489

                         Net Asset Value Per Share 7/31/96:               $10.50

                         30 Day Yield*:                                    5.66%

 Divided by              One minus the Tax Rate of 31%:                     0.69
                                                                         -------
 Equal                   Tax Equivalent Yield**:                           8.20%

                         Divided by one minus a tax rate of 37.81%:       0.6219
                                                                         -------
 Equal                   Tax Equivalent Yield***:                          9.10%




 *   Yield is calculated on a bond equivalent rate as follows:
                             6
     2[(($0.0489/$10.5)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 37.81%

INVESTMENT PERFORMANCE -- EV TRADITIONAL PENNSYLVANIA MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from January 8, 1991 through July 31, 1996 and for the 1 and 5 year periods ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              01/08/91      $962.39        $1,413.16      46.84%      7.15%         41.32%      6.42%

5 YEARS ENDED
07/31/96          07/31/91      $962.42        $1,342.37      39.48%      6.88%         34.24%      6.07%

1 YEAR ENDED
07/31/96          07/31/95      $962.39        $1,032.46       7.28%      7.28%          3.25%      3.25%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.

                                                                      EXHIBIT 16



               EV TRADITIONAL TEXAS MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 7/31/96:

                         Interest Income Earned:                         $ 1,787
 Plus                    Dividend Income Earned:
                                                                         -------
 Equal                   Gross Income:                                   $ 1,787

 Minus                   Expenses:                                          $143
                                                                         -------
 Equal                   Net Investment Income:                          $ 1,644

 Divided by              Average daily number of shares
                         outstanding that were entitled
                         to receive dividends:                            39,745
                                                                         -------
 Equal                   Net Investment Income Earned Per Share:         $0.0414

                         Net Asset Value Per Share 7/31/96:                $9.68

                         30 Day Yield*:                                    5.19%

 Divided by              One minus the Tax Rate of 31%:                     0.69
                                                                         -------
 Equal                   Tax Equivalent Yield**:                          7.52%




 *  Yield is calculated on a bond equivalent rate as follows:
                            6
    2[(($0.0414/$9.68)+1)-1]

 ** Assuming a tax rate of 31%

INVESTMENT PERFORMANCE -- EV TRADITIONAL TEXAS MUNICIPALS FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from March 24, 1992 through July 31, 1996 and for the 1 year period ended
July 31, 1996.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.


                                         VALUE OF A $1,000 INVESTMENT


                                VALUE OF       VALUE OF            TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    INITIAL        INVESTMENT     EXCLUDING SALES CHARGE    INCLUDING SALES CHARGE
PERIOD            DATE          INVESTMENT*    ON 07/31/96    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              03/24/92      $962.59        $1,257.31      30.62%      6.32%         25.73%      5.39%

1 YEAR ENDED
07/31/96          07/31/95      $962.30        $1,028.20      6.85%       6.85%         2.82%       2.82%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000**
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period


Cumulative total return is calculated using the following formula:

                               T = (ERV/P) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period
                         P         =  an initial investment of $1,000***


  * Initial investment less the current maximum sales charge of 3.75%.

 ** The average annual total return including the sales charge is calculated based on an initial investment of $1,000 less the maximum initial sales charge of 3.75%.

*** The cumulative total return including the sales charge is calculated based on an initial investment of $1,000 less maximum initial sales charge of 3.75%.